UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22933

Date of Notification:  March 29, 2021

2. Exact name of Investment Company as specified in registration statement:

Griffin Institutional Access Real Estate Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Ryan Del Giudice
Ryan Del Giudice
Assistant Secretary

GRIFFIN INSTITUTIONAL ACCESS® REAL ESTATE FUND	SPRING 2021
Investor Update

Class A Shares (NASDAQ: GIREX)
Inception Through 2/28/21[1]
Performance[1]
Cumulative Return	43.56%
Annualized Return	5.57%
Positive Returns[1]
24 out of 26 quarters
Standard Deviation	3.07%[1]
The Fund's Standard Deviation (a measure of volatility/risk) was more than four times less than the S&P 500 over the same period.[1]
Sharpe Ratio	1.53[1]
Alpha	3.19%[1,2]
Beta	0.12[1,2]
Private Fund Diversification[3]
(as of 1/4/21)
Approximately $220B Gross Asset Value
3,567 investments diversified by sector, geography, and manager

Randy I. Anderson,
Ph.D., CRE

Chief Executive Officer

Griffin Capital
Asset Management
Company, LLC

Portfolio Manager &
Founding Partner

Griffin Institutional
Access Real Estate Fund

March 29, 2021

Dear Fellow Shareholders,

We are pleased to present the Spring 2021 Investor Update for Griffin Institutional Access® Real Estate Fund (the “Fund”). We greatly appreciate the support of our shareholders, and we will remain true to the Fund's stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund's inception on June 30, 2014 through February 28, 2021, the Fund's load-waived Class A shares (NASDAQ: GIREX) generated a(n)1:

●    Total cumulative return of 43.56% and a 5.57% annualized return

●    Sharpe ratio of 1.53

●    Standard deviation of 3.07%, which is in line with the standard deviation of the Bloomberg Barclays U.S. Aggregate Bond Index

●    Alpha of 3.19%2

●    Beta of 0.122

Since our last update the velocity of COVID-19 vaccine distribution has increased and, as a result, infection rates have declined from peak levels and the economy has continued its post-pandemic recovery. Though risks associated with COVID-19 remain, we are optimistic that we are closer to the end of the volatility associated with the pandemic. Lower infection rates, which have allowed for a degree of normalization and reopening across the U.S., coupled with coordinated monetary and fiscal stimulus, have propelled economic growth following the steep

Past performance is no guarantee of future results. All metrics are based on load-waived Class A shares and do not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. The Fund offers five share classes: GIREX (Class A), GCREX (Class C), GRIFX (Class I), GLREX (Class L), and GMREX (Class M). For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

FUND PERFORMANCE SINCE INCEPTION

(6/30/14 TO 2/28/21)1

Growth of a Hypothetical $10,000 Investment Since Fund Inception

Performance Metrics	Cumulative Return	Annualized Return	Standard Deviation[1]	Sharpe Ratio[1]	Alpha[1,2]	Beta[1,2]
Griffin Institutional Access Real Estate Fund	43.56%	5.57%	3.07%	1.53	3.19%	0.12
S&P 500	122.20%	12.72%	14.38%	0.82	0.00%	1.00
Bloomberg Barclays U.S. Aggregate Bond Index	24.63%	3.36%	3.13%	0.79	2.45%	0.00

Risk & Return

Past performance is no guarantee of future results. All metrics are based on load-waived Class A shares and do not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower.

GDP decline observed during the second quarter of 2020. Additionally, labor markets have made significant progress towards recovery. The February 2021 unemployment rate (U-3) tightened to 6.2%, above the pre-pandemic reading but well off the 14.8% high-water mark observed in April 20204. More recently, market participants have shifted their focus from forecasting the pace of the economic recovery and market stabilization to refining their inflation expectations and estimating the associated downstream effects on financial markets. This recent activity, combined with a moderate rise in interest rates, has resulted in rotation out of longer-duration securities (fixed-rate debt and growth equities) into floating rate debt, value stocks, and alternative investments, such as real estate, which may provide a degree of insulation against inflation.

We are observing several trends within commercial real estate property markets, some of which are primarily driven by strong secular growth and may present compelling investment opportunities. We believe multifamily, industrial, and specialty properties are positioned well to benefit from these secular growth trends in 2021. Multifamily assets continue to show signs of recovery with a strong fourth quarter 2020 absorption of approximately 56,000 units5. Multifamily assets may also stand to benefit from favorable demographic demand drivers moving forward. Demand for industrial assets is expected to remain strong with the accelerated shift toward e-commerce and the general digitization of retail. Specialty properties, especially those within the life sciences sector, have been thrown into the spotlight in the wake of the pandemic. Highly specialized lab and flexible lab space remains in high demand and interest in this sector is expected to continue moving forward. To that end, over 75% of the Fund’s private equity portfolio is allocated within these high-conviction sectors as of January 4, 2021 in an effort to take advantage of strong potential growth. Additionally, the Fund’s private real estate debt allocation, which performed well throughout 2020, may be poised for strong performance in 2021 as traditional lenders tend to be less present after periods of market volatility, leaving opportunities for private debt funds to lend at attractive terms.

During 2020, the Fund invested over $555 million into private investment opportunities across 13 different institutional managers. This capital was invested in line with our high-conviction investment themes noted previously. In fact, 97% of the $555 million-plus invested by the Fund into private securities was placed into private debt or equity positions within multifamily, industrial, and specialty properties. Since inception, the Fund has delivered positive returns in 24 of 26 quarters with annualized volatility (standard deviation profile) of 3.07%, which approximates the Bloomberg Barclays U.S. Aggregate Bond Index (3.13%) as of February 28, 20211. The volatility observed during 2020 led to attractive entry points within public markets which the Fund was able to take advantage of throughout the year. Additionally, the Fund’s investments in multifamily, industrial, and specialty properties, along with investments in private real estate debt, were all positive contributors to overall performance. During the trailing one-year period ending March 25, 2021, the Fund generated a return of 6.96%1. More recently, since the start of 2021, the Fund has generated a 3.22% return through March 25, 2021, a stark contrast to other income-generating securities such as investment grade bonds which delivered a -3.13% return during the same period1. We believe the Fund’s diversified, core, multi-manager structure is well suited for today’s investment environment where dispersion across markets and sectors should provide opportunities for active management6.

Moving forward, we believe the combination of attractive pricing relative to historical levels, economic growth, and relatively low interest rates driven by accommodative fiscal and monetary policy should provide a supportive environment for the real estate sector. The Fund is positioned well to take advantage of secular growth trends within direct property markets, as well as pricing dislocations which may exist in publicly traded real estate securities. Further, we believe that real estate may play a key role within a mixed-asset portfolio as yields across many income-generating securities remain depressed relative to historical levels, and the prospect of inflation may present challenges moving forward. Real estate has historically served as a hedge against inflation and has been used as an important asset allocation tool by both institutional and individual investors to generate tax efficient income. For these reasons, we believe the asset class remains relatively attractive. In fact, a recent survey conducted by the Pension Real Estate Association showed that 46% of institutional investors plan to increase their allocation to real estate over the next two years versus only 7% that expect it to decrease7. While we do not believe timing the market is a prudent asset allocation strategy, we do believe that today represents an attractive entry point for real estate and that an allocation may play an important role within a mixed-asset portfolio.

Past performance is not a guarantee of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

On behalf of the entire Griffin Capital team, we thank you for your continued confidence.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Chief Executive Officer, Griffin Capital Asset Management Company, LLC

Portfolio Manager & Founding Partner, Griffin Institutional Access Real Estate Fund

Represents the views of Griffin Capital at the time of this letter and is subject to change.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

ENDNOTES

1.	Past performance is not a guarantee of future results. Fund inception date: 6/30/14. Data source: Morningstar Direct. Performance data uses the Fund’s load-waived, Class A share (NASDAQ: GIREX) and reflects the reinvestment of dividends and other distributions. As of February 28, 2021, the Fund’s load-waived, Class A share had a one- year return of - 0.65% and a five- year annualized return of 4.74%. Since the Fund’s inception on 6/30/14 through 2/28/21, the Fund’s load-waived Class A shares had a standard deviation of 3.07%; the S&P recorded a standard deviation of 14.38% over the same period. Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP.
2.	Calculation benchmark: S&P 500.
3.	Fund size based on Gross Asset Value (GAV). Fund holdings as of 1/4/21. Fund holdings are subject to change without notice.
4.	Bureau of Labor Statistics; U.S. Department of Labor.
5.	CBRE Econometric Advisors as of Q4 2020.
6.	The Fund is “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”) since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. For purposes of the 1940 Act, the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.
7.	2021 PREA Investment Intentions Survey.

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random. Coupon: The interest payment made on a debt security.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Debt security: Any security that represents loaned money that must be repaid to the lender.

Dispersion: Refers to the range of potential outcomes of investments based on historical volatility or returns.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE): An index of investment returns reporting on both a historical and current basis the results of 38 open-end commingled funds pursuing a core investment strategy, some of which have performance histories dating back to the 1970s. The NFI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access® Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

CALCULATIONS AND METRICS REFLECT A LOAD-WAIVED, CLASS A SHARE (NASDAQ: GIREX). Investors of the load-waived class A share do not pay a front-end sales load/charge. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different.

Past performance is not a guarantee of future results.Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.griffincapital.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Fund’s inception date was 6/30/2014. Per the Fund’s prospectus dated February 1, 2021, the total annual expense ratio is 2.00% for Class A shares. The Adviser and Fund have entered into an expense limitation agreement until at least February 1, 2022 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 1.91% for Class A shares. The maximum sales charge is 5.75% for Class A shares. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s distribution policy is to make quarterly distributions to shareholders. A portion of the distribution includes a return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www.griffincapital.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”) since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund.

Diversification does not eliminate the risk of experiencing investment losses. For purposes of the 1940 Act, the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”). GCA is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act, as amended. GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the 1940 Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA.

© 2021 Griffin Institutional Access Real Estate Fund. All rights reserved.

IU-GI853 (032621) | GFC001155 | Exp. 03.31.22

RE-IU115401W (0321)

  GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

  NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE

DISREGARD THIS NOTICE**

March 29, 2021

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on March 29, 2021 and end on May 6, 2021. If you own shares through a financial intermediary, financial adviser or broker/dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the attached Repurchase Request Form.

IMPORTANT

All Repurchase Requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer Statement, Repurchase Request Form, or contact your Financial Intermediary. If you own shares directly with the Fund, you may contact us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

PAGE 1 OF 5	RE-IU110107W (0221)

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
REPURCHASE OFFER

1 THE OFFER	Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of the Fund’s issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) (“Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.

2 NET ASSET VALUE

The Fund’s NAV on March 22, 2021 of the Class A shares (GIREX) was $25.59 per share, of the Class C shares (GCREX) was $24.55 per share, of the Class I shares (GRIFX) was $25.95 per share, of the Class L shares (GLREX) was $25.37 per share and of the Class M shares (GMREX) was $25.05 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund’s NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All Repurchase Requests must be received in good order prior to 4:00 p.m., Eastern Time, on May 6, 2021.

4 REPURCHASE PRICING DATE	The NAV used to calculate the repurchase price will be determined on May 6, 2021 (the “Repurchase Pricing Date”). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.

5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. If you own less than one hundred (100) shares through a Financial Intermediary and tender all shares for repurchase, and those shares are held by a Financial Intermediary in an omnibus account, it may not be possible for your shares to be redeemed in full prior to any proration of repurchase requests received from all other shareholders. Therefore, in that situation, your shares may not be fully redeemed, and you may continue to hold shares in the Fund through your Financial Intermediary.

There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on May 6, 2021.

PAGE 2 OF 5	RE-IU110107W (0221)

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
REPURCHASE OFFER

8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

● If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

● For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

● For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

● For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES	You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.

10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES	Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11 NO REPURCHASE FEE	The Fund does not charge a transaction fee to repurchase Fund shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.

12 REPURCHASE REQUESTS IN PROPER FORM

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate). Repurchase requests due to death are intended for natural persons. The dissolution of an entity or similar situations generally do not qualify. Notice must be given to the Fund as soon as practicable but no later than the second repurchase offer deadline following the date of shareholder death, to ensure timely processing of repurchase requests due to death. This timeline will be strictly observed. Should this timeline not be adhered to, there is no guarantee a shareholder’s descendants will be able to sell all shares they desire to sell in the event shareholders tender for repurchase more than the repurchase offer amount and the Fund repurchases shares on a pro rata basis.

None of the Fund, Griffin Capital Advisor, LLC (the “Adviser”), CenterSquare Investment Management LLC (“CenterSquare”), Aon Investments USA Inc. (“Aon” and together with CenterSquare, the “Sub-Advisers”), DST Systems, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Advisers, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer.

No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary.

PAGE 3 OF 5	RE-IU110107W (0221)

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, THURSDAY, MAY 6, 2021

REGULAR MAIL:	OVERNIGHT MAIL:
Griffin Institutional Access Real Estate Fund	Griffin Institutional Access Real Estate Fund
c/o DST Systems, Inc.	c/o DST Systems, Inc.
PO Box 219133	430 W 7th Street
Kansas City, MO 64121-9133	Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to 5% of the outstanding shares of the Griffin Institutional Access Real Estate Fund, and that if shareholders request to repurchase more than the Repurchase Offer Amount, the Fund may repurchase shares on a pro rata basis which may result in the Fund not repurchasing the full amount of the shares that I am requesting. For Class C Shareholders Only: I understand that tendering Class C Shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

NAME(S) OF REGISTERED SHAREHOLDERS

ACCOUNT NUMBER	INVESTOR ADDRESS	DAYTIME TELEPHONE NUMBER

SHARES TENDERED (Check one share class, reason for repurchase, and the number of shares or dollar amount as appropriate)

Class of Shares to be Tendered:
[ ] Class A Shares (GIREX)	[ ] Class C Shares (GCREX)	[ ] Class I Shares (GRIFX)
[ ] Class L Shares (GLREX))	[ ] Class M Shares (GMREX)
(if tendering more than one share class, please submit a separate form for each share class)

Reason for Repurchase:
[ ] Standard Repurchase	[ ] Repurchase Due to Death*

Tender Amount:
[ ] Full Tender:	Please tender all shares in my account.
[ ] Partial Tender:	Please tender_________ shares from my account.
[ ] Dollar Amount:	Please tender enough shares to net $__________.
For Internal Use Only

*	Requests due to death are intended for natural persons and will require additional supporting documents. Please see the “Repurchase Requests in Proper Form” section in the Repurchase Offer Statement for further information and instructions.

PAGE 4 OF 5	RE-IU110107W (0221)

PLEASE NOTE:

1.	A REPURCHASE REQUEST THAT DOES NOT SPECIFY A FULL REPURCHASE, NUMBER OF SHARES, OR A DOLLAR AMOUNT WILL BE REJECTED.

2.	THIS FORM MUST BE RECEIVED BY THE TRANSFER AGENT NO LATER THAN 4:00 P.M. EASTERN TIME ON THE REPURCHASE REQUEST DEADLINE. REPURCHASE REQUESTS RECEIVED BY THE TRANSFER AGENT CANNOT BE REVOKED AFTER THE REPURCHASE REQUEST DEADLINE

3.	ANY REQUEST RECEIVED OUTSIDE OF AN ACTIVE REPURCHASE PERIOD OR REQUESTS FOR FUTURE REPURCHASE PERIODS WILL BE REJECTED.

4.	ALTERATIONS TO THIS FORM ARE PROHIBITED AND THE REQUEST WILL BE REJECTED.

5.	TO PREVENT BACKUP WITHHOLDING PLEASE ENSURE THAT A COMPLETED AND SIGNED APPLICATION FORM OR A FORM W-9 (OR FORM W-8 FOR NON-U.S. SHAREHOLDERS) HAS BEEN SUBMITTED PREVIOUSLY.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature and certification:

Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account.

I acknowledge that:

●	Provision of this form should not be construed to cause the Fund, or its affiliates, to become an investment advice fiduciary under ERISA or the Internal Revenue Code.

●	I certify that I am authorized to make these elections and that all information provided is true and accurate.

●	No tax or legal advice has been given to me by the Transfer Agent, the Custodian, the Fund, or any agent of either of them, and that all decisions regarding the elections made on this form are my own.

●	The Custodian is authorized to distribute funds from my account in the manner requested. The Fund may conclusively rely on this certification and authorization without further investigation or inquiry.

●	I assume responsibility for any adverse consequences that may arise from the election(s) and agree that the Fund and their agents shall in no way be responsible, and shall be indemnified and held harmless, for any tax, legal or other consequences of the election(s) made on this form.

●	The payment is to be sent to the registered owner(s) of the shares shown in the registration of the account.

Signature		Date

Print name:	Telephone Number:

Signature (if joint account both must sign)		Date

Print name:	Telephone Number:

PAGE 5 OF 5	RE-IU110107W (0221)